UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2008

STAR RESORTS DEVELOPMENT INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52449

(Commission File Number)

98-0521492

(IRS Employer Identification No.)

701 Brickell Ave. #1550, Miami, FL 33131

(Address of principal executive offices and Zip Code)

305-728-5254

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On August 13, 2008 we issued 2,000,000 shares of common stock to Alejandro Aparicio, our President and Chief Executive Officer, pursuant to his employment agreement dated August 1, 2007.

We issued the shares to one US person pursuant to the exemption from registration provided for under Rule 506 of Regulation D, promulgated under the United States Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
10.1	Employment Agreement with Alejandro Aparicio filed as an exhibit to the current report on Form 8-K filed with the Commission on or about September 10, 2007 and incorporated by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR RESORTS DEVELOPMENT INC.

By: /s/ James Pierce

James Pierce

Chief Financial Officer

Date: August 13, 2008